THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M
Lincoln AssetEdge® VUL 2022-2

Supplement dated July 10, 2026 to the
Summary Prospectus for New Investors dated May 1, 2026

This Supplement updates certain information contained in the above-referenced summary prospectus for your variable life insurance policy. This Supplement should be read in conjunction with the prospectus filed therein. All other terms and provisions of the prospectus, as supplemented, remain unchanged.

The changes described in this Supplement affect Appendix A: Funds Available Under The Policy.

Fund Name Change: Effective August 1, 2026, the fund currently named LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund will be renamed LVIP BlackRock Growth ETF Allocation Managed Risk Fund. All references to the fund in the Prospectus will be revised accordingly. The fund’s investment objective, fee and average total returns will not change.

You may obtain additional information, including underlying fund prospectuses, by contacting your registered representative, visiting www.lfg.com/vulprospectus, or by emailing CustServSupportTeam@lfg.com.

Please retain this Supplement for future reference.